Exhibit No.99

                      Banc of America Securities [LOGO](TM)

                     Bank of America Alternative Loan Trust
                              BOAA 2003-5 GROUP 1
                     30 Year Alternative Fixed Rate Product
                             Collateral Description

  Product                                 Alternative 30 Year Fixed
  Amount                                                270,000,000 +/-5%
  Settle                                              June 30, 2003

  Gross WAC                                                  6.110% +/-15bps
  WAC Range                                        Range * =300 bps
  Servicing Fee                                              25 bps
  WAM                                                           357 +/-2 mos

  Weighted Average LTV                                     *=71.00%
  Max LTV                                                      103%

  Maximum Loan Amount                                    $1,000,000
  Average Loan Balance                                     $160,000 +/- $20,000

  Delinquency                                           All Current
  Loan Purpose                                       *=35% cash-out

  State Concentration                                      *=50% CA
  Zip Code Concentration                         No Greater than 2%

  PMI                                          All Loans ** 80% LTV
                                   35% Coverage on loans ** 95% LTV

  Delivery Variance                                   Plus/Minus 5%

  Approximate Subordination                                   5.00% +/-50 bps
  Expected Rating Agencies            Moody's or S & P plus 1 other

*  denotes less than
** denotes greater than

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                      Banc of America Securities [LOGO](TM)

                     Bank of America Alternative Loan Trust
                              BOAA 2003-5 GROUP 2
                     15 Year Alternative Fixed Rate Product
                             Collateral Description

Product                                   Alternative 15 Year Fixed
Amount                                                  185,000,000 +/-5%
Settle                                                June 30, 2003

Gross WAC                                                    5.560% +/-15bps
WAC Range                                          Range * =275 bps
Servicing Fee                                                25 bps
WAM                                                             176 +/-2 mos

Weighted Average LTV                                       *=60.00%
Max LTV                                                        103%

Maximum Loan Amount                                      $1,000,000
Average Loan Balance                                       $108,000 +/- $20,000

Delinquency                                             All Current
Loan Purpose                                         *=35% cash-out

State Concentration                                        *=50% CA
Zip Code Concentration                           No Greater than 2%

PMI                                            All Loans ** 80% LTV
                                   35% Coverage on loans ** 95% LTV

Delivery Variance                                     Plus/Minus 5%

Approximate Subordination                                     2.00% +/-50 bps
Expected Rating Agencies              Moody's or S & P plus 1 other

*  denotes less than
** denotes greater than

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.